UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2015

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Number)

5847 San Felipe, Suite 3000 Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (832) 327-2255

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On March 12, 2015, Vanguard Natural Resources, LLC (the “Company”) and its subsidiaries entered into an Equity Distribution Agreement (the “Agreement”) with Credit Suisse Securities (USA) LLC, UBS Securities LLC, BMO Capital Markets Corp., MLV & Co. LLC, SunTrust Robinson Humphrey, Inc. and BB&T Capital Markets, a division of BB&T Securities, LLC (the “Managers”). Pursuant to the terms of the Agreement, the Company may sell from time to time through one or more of the Managers, as the Company’s sales agents, a combination or any of (1) common units representing limited liability company interests in the Company having an aggregate offering price of up to $400,000,000 (the “Common Units”), (2) 7.875% Series A Cumulative Redeemable Perpetual Preferred Units (the “Series A Preferred Units”) having an aggregate offering price of up to $50,000,000, (3) 7.625% Series B Cumulative Redeemable Perpetual Preferred Units (the “Series B Preferred Units”) having an aggregate offering price of up to $100,000,000 or (4) 7.75% Series C Cumulative Redeemable Perpetual Preferred Units (the “Series C Preferred Units” and, together with the Series A Preferred Units and the Series B Preferred Units, the “Preferred Units”) having an aggregate offering price of up to $75,000,000. The Common Units and the Preferred Units (together, the “Units”) to be sold pursuant to the Agreement are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (File No. 333-202064). Sales of the Units, if any, will be made by means of ordinary brokers’ transactions on the NASDAQ Global Select Market at market prices, in block transactions or as otherwise agreed to by the Company and the Managers. The Company may also sell Units from time to time to any Manager as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Units to a Manager as principal would be pursuant to the terms of a separate terms agreement between the Company and such Manager. Legal opinions related to the Units are filed as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.
The foregoing description is a brief summary of the Agreement and does not purport to be a complete statement of the parties’ rights and obligations under the Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
Exhibit 1.1
Equity Distribution Agreement, dated March 12, 2015, by and among the Company and its subsidiaries and Credit Suisse Securities (USA) LLC, UBS Securities LLC, BMO Capital Markets Corp., MLV & Co. LLC, SunTrust Robinson Humphrey, Inc. and BB&T Capital Markets, a division of BB&T Securities, LLC, as managers.

Exhibit 5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Units.
Exhibit 8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
March 12, 2015

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 1.1
Equity Distribution Agreement, dated March 12, 2015, by and among the Company and its subsidiaries and Credit Suisse Securities (USA) LLC, UBS Securities LLC, BMO Capital Markets Corp., MLV & Co. LLC, SunTrust Robinson Humphrey, Inc. and BB&T Capital Markets, a division of BB&T Securities, LLC, as managers.

Exhibit 5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Units.
Exhibit 8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

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